SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNHEP)

CERTIFIED TRUE COPY
SEE SIAU YIEN
Company Secretary
MIA 40453

COMPANIES ACT 2016 (SECTION 17)
(ACT 777)

CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

This is to certify that

CSBN RETAIL CHAIN SDN. BHD.
(1243797-A)

is, on and from the 18th day of August 2017, incorporated under the Companies Act 2016, and that the company is a company limited by shares and that the company is a private company.

Dated at **KUALA LUMPUR** this 18th day of August 2017.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

MYDATA SSM

User Id: seesiauyien
Date: Wed Feb 13 18:15:31 2019
Printing Date: 13/02/2019
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This certificate is generated from MYDATA SSM service as at 13/02/2019 18:15:31

MENARA SSM@SENTRAL, NO. 7, JALAN STESEN SENTRAL 5, KUALA LUMPUR SENTRAL, 50470 KUALA LUMPUR.
TEL: 03-2299 4400 FAX: 03-2299 4411

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNHEP)

CERTIFIED TRUE COPY
SEE SIAU YIEN
Company Secretary
MIA 40453

COMPANIES ACT 2016 (SECTION 17)

(ACT 777)

CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

This is to certify that

CSBN PROCUREMENT SDN. BHD.
(1233610-V)

is, on and from the 2nd day of June 2017, incorporated under the Companies Act 2016, and that the company is a company limited by shares and that the company is a private company.

Dated at **KUALA LUMPUR** this 2nd day of June 2017.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

MYDATA SSM

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNHEP)

CERTIFIED TRUE COPY
SEE SIAU YIEN
Company Secretary
MIA 40453

COMPANIES ACT 2016 (SECTION 17)

(ACT 777)

CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

This is to certify that

CSBN O2O SDN. BHD.
(1233431-V)

is, on and from the 1st day of June 2017, incorporated under the Companies Act 2016, and that the company is a company limited by shares and that the company is a private company.

Dated at **KUALA LUMPUR** this 1st day of June 2017.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNHEP)

CERTIFIED TRUE COPY
SEE SIAU YIEN
Company Secretary
MIA 40453

COMPANIES ACT 2016 (SECTION 17)

(ACT 777)

CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

This is to certify that

CSBN GALLERY (PD) SDN. BHD. (1230795-T)

is, on and from the 15th day of May 2017, incorporated under the Companies Act 2016, and that the company is a company limited by shares and that the company is a private company.

Dated at **KUALA LUMPUR** this 15th day of May 2017.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

MYDATA SSM

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNHEP)

CERTIFIED TRUE COPY
SEE SIAU YIEN
Company Secretary
MIA 40453

COMPANIES ACT 2016 (SECTION 17)
(ACT 777)

CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

This is to certify that

CSBN ASSET MANAGEMENT SDN. BHD.
(1243908-U)

is, on and from the 21st day of August 2017, incorporated under the Companies Act 2016, and that the company is a company limited by shares and that the company is a private company.

Dated at **KUALA LUMPUR** this 21st day of August 2017.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNHEP)

CERTIFIED TRUE COPY
SEE SIAU YIEN
Company Secretary
MIA 40453

COMPANIES ACT 2016 (SECTION 17)

(ACT 777)

CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

This is to certify that

CSBN (SUNGAI CHUA) SDN. BHD. (1243837-T)

is, on and from the 21st day of August 2017, incorporated under the Companies Act 2016, and that the company is a company limited by shares and that the company is a private company.

Dated at **KUALA LUMPUR** this 21st day of August 2017.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNHEP)

CERTIFIED TRUE COPY
SEE SIAU YIEN
Company Secretary
MIA 40453

COMPANIES ACT 2016 (SECTION 17)
(ACT 777)

CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

This is to certify that

CSBN MARKETING SDN. BHD.
(1233496-P)

is, on and from the 1st day of June 2017, incorporated under the Companies Act 2016, and that the company is a company limited by shares and that the company is a private company.

Dated at **KUALA LUMPUR** this 1st day of June 2017.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

MYDATA SSM

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNHEP)

CERTIFIED TRUE COPY
SEE SIAU YIEN
Company Secretary
MIA 40453

COMPANIES ACT 2016 (SECTION 17)

(ACT 777)

CERTIFICATE OF INCORPORATION ON CHANGE OF NAME OF COMPANY

This is to certify that

CSBN MARKETING SDN. BHD.
(1233496-P)

which was, on the 1st day of June 2017, incorporated under the Companies Act 2016, as a private company, on the 24th day of August 2018, changed its name to

BILLION FAITH MARKETING SDN. BHD.

and that the company is a private company, and is a company limited by share.

Dated at **SHAH ALAM** this 24th day of August 2018.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

MENARA SSM@SENTRAL, NO. 7, JALAN STESEN SENTRAL 5, KUALA LUMPUR SENTRAL, 50470 KUALA LUMPUR.
TEL: 03-2299 4400 FAX: 03-2299 4411

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNHEP)

CERTIFIED TRUE COPY

AGNES WONG LING LEE
Company Secretary
(MIA 14927)
15 FEB 2019

COMPANIES ACT 2016

(ACT 777)

CERTIFICATE OF INCORPORATION OF PUBLIC COMPANY

This is to certify that

CHARN SO BIRDS NEST BERHAD (1212095-A)

is, on and from the 13th day of December 2016, incorporated under the Companies Act 1965, and that the company is a company limited by shares and that the company is public company.

Dated at **KUALA LUMPUR** this 13th day of December 2016.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

A copy or extract issued pursuant to section 601(2).

SURUHANJAYA SYARIKAT MALAYSIA
e-Info
COMPANIES COMMISSION OF MALAYSIA

UserID : syktong
Date : Fri Feb 15 12:30:36 +08 2019
Printing Date : 15-02-2019

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNHEP)

COMPANIES ACT 2016

(ACT 777)

CERTIFIED TRUE COPY

AGNES WONG LING LEE
Company Secretary
(MIA 14927)
15 FEB 2019

CERTIFICATE OF INCORPORATION ON CHANGE OF NAME OF COMPANY

This is to certify that

CHARN SO BIRDS NEST BERHAD (1212095-A)

which was, on the 13th day of December 2016, incorporated under the Companies Act 1965, as a public company, on the 07th day of November 2017, changed its name to:

BILLION FAITH INTERNATIONAL BERHAD

and that the company is a public company, and is a company limited by share.

Dated at **KUALA LUMPUR** this 07th day of November 2017.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

A copy or extract issued pursuant to section 601(2).

SURUHANJAYA SYARIKAT MALAYSIA
e-Info
COMPANIES COMMISSION OF MALAYSIA

UserID : syktong
Printing Date : 15-02-2019

Date : Fri Feb 15 12:30:39 +08 2019

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNHEP)

CERTIFIED TRUE COPY
SEE SIAU YIEN
Company Secretary
MIA 40453

COMPANIES ACT 2016 (SECTION 17)
(ACT 777)

CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

This is to certify that

CSBN (SETIA ALAM) SDN. BHD.
(1230513-U)

is, on and from the 11th day of May 2017, incorporated under the Companies Act 2016, and that the company is a company limited by shares and that the company is a private company.

Dated at **KUALA LUMPUR** this 11th day of May 2017.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

MYDATA SSM

SURUHANJAYA SYARIKAT MALAYSIA
COMPANIES COMMISSION OF MALAYSIA
(Agensi di bawah KPDNHEP)

CERTIFIED TRUE COPY
SEE SIAU YIEN
Company Secretary
MIA 40453

COMPANIES ACT 2016 (SECTION 17)

(ACT 777)

CERTIFICATE OF INCORPORATION OF PRIVATE COMPANY

This is to certify that

CSBN (SANDAKAN) SDN. BHD.
(1243778-V)

is, on and from the 18th day of August 2017, incorporated under the Companies Act 2016, and that the company is a company limited by shares and that the company is a private company.

Dated at **KUALA LUMPUR** this 18th day of August 2017.

DATO' ZAHRAH ABD WAHAB FENNER
REGISTRAR OF COMPANIES
MALAYSIA

MYDATA SSM